EXHIBIT 99.2

                              MEDIA GENERAL, INC.
                     CONSOLIDATED CONDENSED BALANCE SHEETS
                             (000's except shares)

                                                             (Unaudited)
                                                               July 1,      December 31,
                                                                2001            2000
                                                             ----------     -----------
ASSETS

Current assets:
  Cash and cash equivalents                                  $    8,277     $   10,404
  Accounts receivable - net                                     104,717        117,254
  Inventories                                                     7,680          7,168
  Other                                                          28,789         38,054
                                                             ----------     ----------
     Total current assets                                       149,463        172,880
                                                             ----------     ----------

Investments in unconsolidated affiliates                        111,869         90,739

Other assets                                                     70,139         59,565

Property, plant and equipment - net                             376,463        379,950

Excess of cost over fair value of net identifiable assets
  of acquired businesses - net                                  946,166        958,443

FCC licenses and other intangibles - net                        882,452        899,705
                                                             ----------     ----------

                                                             $2,536,552     $2,561,282
                                                             ==========     ==========


                            See accompanying notes.

                              MEDIA GENERAL, INC.
                     CONSOLIDATED CONDENSED BALANCE SHEETS
                             (000's except shares)

                                                      (Unaudited)
                                                        July 1,      December 31,
                                                         2001           2000
                                                      ----------     -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                    $   18,776     $    27,203
  Accrued expenses and other liabilities                  72,164          87,338
                                                      ----------     -----------
     Total current liabilities                            90,940         114,541
                                                      ----------     -----------

Long-term debt                                           796,964         822,077

Deferred income taxes                                    351,636         351,491

Other liabilities and deferred credits                   127,215         101,251

Stockholders' equity:
  Preferred stock ($5 cumulative convertible),
     par value $5 per share:
       Authorized 5,000,000 shares;
          none outstanding
  Common stock, par value $5 per share:
     Class A, authorized 75,000,000 shares; issued
       22,397,513 and 22,158,070 shares                  111,988         110,790
     Class B, authorized 600,000 shares; issued
       556,574 shares                                      2,783           2,783
  Additional paid-in capital                               9,167             ---
  Accumulated other comprehensive income (loss)          (13,950)         (3,481)
  Unearned compensation                                   (7,414)         (2,145)
  Retained earnings                                    1,067,223       1,063,975
                                                      ----------     -----------
     Total stockholders' equity                        1,169,797       1,171,922
                                                      ----------     -----------

                                                      $2,536,552     $ 2,561,282
                                                      ==========     ===========


                            See accompanying notes.

                              MEDIA GENERAL, INC.
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)
                       (000's except for per share data)

                                             Second Quarter Ended      Six Months Ended
                                             ---------------------   ---------------------
                                               July 1,    June 25,    July 1,     June 25,
                                                2001        2000       2001         2000
                                             ---------   ---------   ---------   ---------
Revenues                                     $ 205,747   $ 211,299   $ 404,628   $ 383,757
                                             ---------   ---------   ---------   ---------
Operating costs:
  Production                                    88,499      85,886     179,074     159,886
  Selling, general and
   administrative                               67,655      63,431     137,313     119,965
  Depreciation and amortization                 28,569      26,312      57,899      44,684
                                             ---------   ---------   ---------   ---------
     Total operating costs                     184,723     175,629     374,286     324,535
                                             ---------   ---------   ---------   ---------

Operating income                                21,024      35,670      30,342      59,222
                                             ---------   ---------   ---------   ---------
Other income (expense):
  Interest expense                             (12,437)    (10,655)    (26,424)    (12,013)
  Investment income (loss) -
   unconsolidated affiliates                     7,307         253      17,205      (1,312)
  Other, net                                    (3,463)      3,390      (3,014)     11,720
                                             ---------   ---------   ---------   ---------
     Total other expense                        (8,593)     (7,012)    (12,233)     (1,605)
                                             ---------   ---------   ---------   ---------
Income from continuing operations
   before income taxes                          12,431      28,658      18,109      57,617
Income taxes                                     4,735      11,605       7,063      23,297
                                             ---------   ---------   ---------   ---------
Income from continuing operations                7,696      17,053      11,046      34,320

Discontinued operations:
 Loss from discontinued operations                 ---      (1,445)        ---      (4,350)
 Loss on disposition of discontinued
   operations                                      ---      (5,970)        ---      (5,970)
                                             ---------   ---------   ---------   ---------
Net income                                   $   7,696   $   9,638   $  11,046   $  24,000
                                             =========   =========   =========   =========

Earnings per common share:
  Income from continuing operations          $    0.34   $    0.71   $    0.49   $    1.38
  Loss from discontinued operations                ---       (0.31)        ---       (0.42)
                                             ---------   ---------   ---------   ---------
Net income                                   $    0.34   $    0.40   $    0.49   $    0.96
                                             =========   =========   =========   =========
Earnings per common share
    - assuming dilution:
  Income from continuing operations          $    0.33   $    0.70   $    0.48   $    1.36
  Loss from discontinued operations                ---       (0.31)        ---       (0.41)
                                             ---------   ---------   ---------   ---------
Net income                                   $    0.33   $    0.39   $    0.48   $    0.95
                                             =========   =========   =========   =========
Dividends paid per common share              $    0.17   $    0.16   $    0.34   $    0.32
                                             =========   =========   =========   =========


                            See accompanying notes.

                              MEDIA GENERAL, INC.
                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                  (Unaudited)
                                    (000's)

                                                                    Six Months Ended
                                                                  ---------------------
                                                                    July 1,    June 25,
                                                                     2001        2000
                                                                  ---------   ---------
Operating activities:
Net income                                                        $  11,046   $  24,000
Adjustments to reconcile net income:
 Depreciation and amortization                                       57,899      48,430
 Deferred income taxes                                                 (227)       (126)
 Investment (income) loss -- unconsolidated affiliates,
  net of distributions                                              (17,205)      4,712
 Gain on disposition of Cable operations                                ---      (8,286)
 Loss on disposition of Garden State Paper                              ---      14,256
 Change in assets and liabilities:
  Accounts receivable and inventory                                  12,085      (5,593)
  Accounts payable                                                   (6,310)     (5,289)
  Taxes payable                                                          28    (518,855)
  Other                                                               3,045       8,877
                                                                  ---------   ---------
Net cash provided (used) by operating activities                     60,361    (437,874)
                                                                  ---------   ---------
Investing activities:
 Capital expenditures                                               (21,210)    (23,215)
 Proceeds from maturity of short-term investments                       ---     390,748
 Purchases of businesses                                               (943)   (620,463)
 Proceeds from disposition of Cable operations                          ---      10,063
 Other investments                                                   (4,614)     (3,455)
 Other, net                                                           4,117          77
                                                                  ---------   ---------
Net cash used by investing activities                               (22,650)   (246,245)
                                                                  ---------   ---------
Financing activities:
 Increase in debt                                                   908,000     638,000
 Payment of debt                                                   (933,174)    (54,164)
 Debt issuance costs                                                 (9,177)        ---
 Stock repurchase                                                    (2,120)   (136,520)
 Dividends paid                                                      (7,798)     (7,947)
 Other, net                                                           4,431       1,709
                                                                  ---------   ---------
Net cash (used) provided by financing activities                    (39,838)    441,078
                                                                  ---------   ---------
Net decrease in cash and cash equivalents                            (2,127)   (243,041)
Cash and cash equivalents at beginning of year                       10,404     255,298
                                                                  ---------   ---------
Cash and cash equivalents at end of period                        $   8,277   $  12,257
                                                                  =========   =========
Supplemental disclosures of cash flow information:
Cash paid during the period for:
 Interest (net of amount capitalized)                             $  25,801   $  12,359
 Income taxes                                                     $     261   $ 526,907


                            See accompanying notes.

                              MEDIA GENERAL, INC.
             NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                  (Unaudited)

     1. The accompanying unaudited consolidated condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting, and with applicable quarterly reporting regulations of the Securities and Exchange Commission. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and, accordingly, should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

          In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of interim financial information have been included. Certain items in 2000 have been reclassified to conform with the current year's presentation. The reclassifications have no effect on net income as previously reported. The results of operations for interim periods are not necessarily indicative of the results that may be expected for the full fiscal year.

     2.   Inventories are principally raw materials (primarily newsprint).

     3. In January 2001, The Denver Post and the Denver Rocky Mountain News finalized a Joint Operating Agreement (JOA) that was signed in 2000. The Company has a 20% interest in The Denver Post Corporation (Denver). A one-time gain of $6.1 million was recorded in the first quarter of 2001 related to a cash payment received by Denver in conjunction with the formation of the JOA; it is included in the line item "Investment income (loss) - unconsolidated affiliates" on the accompanying Consolidated Condensed Statement of Operations. That line item also includes start-up costs incurred by Denver related to the initial formation of the JOA.

     4. Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 133 Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138. These statements require that all derivatives be recognized as either assets or liabilities on the balance sheet at fair value. If a derivative is a hedge, depending upon the nature of the hedge, a change in its fair value will either be offset against the change in the fair value of the hedged assets, liabilities, or firm commitments through earnings, or recognized in other comprehensive income (OCI) until the hedged item is recognized in earnings. Any difference between the fair value of the hedge and the item being hedged, known as the ineffective portion, will be immediately recognized in earnings. The adoption of the standard resulted in the cumulative effect of an accounting change that had no impact on net income and an after-tax net increase to OCI of $3.6 million.

          For derivative instruments that are designated as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of the Company's OCI and reclassified into earnings (interest expense for the interest rate swaps and newsprint expense for the newsprint swap) in the same period or periods during which the hedged transaction affects earnings. The remaining gain or loss on the derivative instrument (i.e., the ineffective portion) in excess of the cumulative change in the present value of future cash flows of the hedged item, if any, is recognized in the Company's current earnings during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in the Company's current earnings during the period of change.

          At adoption the Company had interest rate swap agreements, with notional amounts totaling $300 million and having maturities ranging from less than three months to slightly more than two years, that were designated as cash flow hedges under the new standard. During the first quarter, the Company entered into interest rate swap (pay fixed, receive floating) agreements, with notional amounts totaling an additional $150 million and having maturities of two years, that also were designated as cash flow hedges; one swap agreement with a notional amount of $75 million matured. The Company entered into these interest rate swap agreements to manage interest cost and cash flows associated with variable interest rates, primarily short-term changes in LIBOR; changes in cash flows of the interest rate swaps offset changes in the interest payments on the covered portion of the Company's revolving credit agreement. In connection with these interest rate swap agreements, the Company recorded after-tax income of $.2 million in OCI during the second quarter and an after-tax charge of $2.6 million in the year to date; there was no impact on net income.

          Concurrent with the completion of the third quarter 2000 sale of Garden State Paper Company (GSP), the Company entered into a seven-year financial newsprint swap agreement. A portion (approximately 90%) of the agreement, under which the Company receives a floating price per metric ton and pays a fixed price of $596 per metric ton, has been designated as a cash flow hedge under the new standard. The objective of this hedge is to offset the variability of cash flows for purchases of newsprint due to changes in market prices; changes in cash flows of the newsprint swap are expected to be highly effective at offsetting changes in the cash flows related to the Company's purchases of newsprint. The Company recorded an after-tax charge to OCI of $15 million in the year to date, including $11.8 million during the second quarter, representing the decline in fair value of the derivative based on forecasted newsprint prices. There was no impact on net income due to ineffectiveness. Additionally, the Company recorded a pre-tax loss of approximately $2.3 million in the year to date ($1.7 million in the second quarter) in the line item "Other, net" related to the decrease in fair value of that portion of the contract not designated as a hedge.

     5. In January 2001 the Company launched its Interactive Media Division. Historically, the Company's online activities were reported and managed as a part of the Publishing and Broadcast Segments, but as a result of this transition they are now reported and managed as a separate segment. This new segment is comprised of all online enterprises as well as Media General Financial Services, the Company's provider of financial information. Additionally, the Interactive Media Segment includes investments, accounted for under the equity method, in AdOne, L.L.P. (a online database of classified advertising), and in iPipe, Inc. (a provider and distributor of content and advertising services for Web sites), as well as investments, accounted for under the cost method, in several other dot-com companies. The prior period has been restated to reflect the change in the Company's reportable segments. The following table sets forth the Company's current and prior-year financial performance by segment, as well as total assets by segment as of July 1, 2001:

                                                                             Interactive
(In thousands)                                  Publishing      Broadcast       Media      Eliminations      Total
---------------------------------------------------------------------------------------------------------------------
Three Months Ended July 1, 2001
Consolidated revenues                           $137,225      $   66,630       $ 2,297          $(405)      $  205,747
                                                ======================================================================
Segment operating cash flow                     $ 37,604      $   20,323       $  (717)                     $   57,210
Allocated amounts:
 Equity in net loss of unconsolidated
  affiliates                                        (770)                         (862)                         (1,632)
 Write-off of investment                                                        (2,323)                         (2,323)
 Depreciation and amortization                    (7,045)         (5,095)         (217)                        (12,357)
                                                ----------------------------------------------------------------------
  Segment profit (loss)                         $ 29,789      $   15,228       $(4,119)                         40,898
                                                ======================================
Unallocated amounts:
 Interest expense                                                                                              (12,437)
 Investment income - SP Newsprint                                                                                8,939
 Acquisition intangibles amortization                                                                          (15,130)
 Corporate expenses                                                                                             (8,453)
 Other                                                                                                          (1,386)
                                                                                                            ----------
  Consolidated income from continuing operations before income taxes                                        $   12,431
                                                                                                            ==========
Segment assets                                  $991,220      $1,355,170       $23,140                      $2,369,530
Corporate                                                                                                      167,022
                                                                                                            ----------
 Consolidated assets                                                                                        $2,536,552
                                                                                                            ==========
----------------------------------------------------------------------------------------------------------------------
Three Months Ended June 25, 2000
Consolidated revenues                           $135,906      $   73,437       $ 2,042          $ (86)      $  211,299
                                                ======================================================================
Segment operating cash flow                     $ 45,031      $   26,147       $    18                      $   71,196
Allocated amounts:
 Equity in net income (loss) of
  unconsolidated affiliates                          258                          (523)                           (265)
 Depreciation and amortization                    (6,360)         (5,377)          (82)                        (11,819)
                                                ----------------------------------------------------------------------
  Segment profit (loss)                         $ 38,929      $   20,770       $  (587)                         59,112
                                                ======================================
Unallocated amounts:
 Interest expense                                                                                              (10,655)
 Investment income - SP Newsprint                                                                                  518
 Acquisition intangibles amortization                                                                          (13,590)
 Corporate expenses                                                                                             (8,331)
 Other                                                                                                           1,604
                                                                                                             ---------
  Consolidated income from continuing operations before income taxes                                         $  28,658
                                                                                                             =========
----------------------------------------------------------------------------------------------------------------------
Six Months Ended July 1, 2001
Consolidated revenues                           $274,231      $  126,767       $ 4,492          $(862)       $ 404,628
                                                ======================================================================
Segment operating cash flow                     $ 72,828      $   33,737       $(1,213)                      $ 105,352
Allocated amounts:
 Equity in net income (loss) of
  unconsolidated affiliates                        3,964                        (1,858)                          2,106
 Write-off of investment                                                        (2,323)                         (2,323)
 Depreciation and amortization                   (14,381)        (10,679)         (406)                        (25,466)
                                                ----------------------------------------------------------------------
  Segment profit (loss)                         $ 62,411      $   23,058       $(5,800)                         79,669
                                                ======================================
Unallocated amounts:
 Interest expense                                                                                              (26,424)
 Investment income - SP Newsprint                                                                               15,099
 Acquisition intangibles amortization                                                                          (30,258)
 Corporate expenses                                                                                            (17,627)
 Other                                                                                                          (2,350)
                                                                                                             ---------
  Consolidated income from continuing operations before income taxes                                         $  18,109
                                                                                                             =========
----------------------------------------------------------------------------------------------------------------------

                                                                            Interactive
(In thousands)                                   Publishing    Broadcast       Media        Eliminations     Total
--------------------------------------------------------------------------------------------------------------------
Six Months Ended July 25, 2000
Consolidated revenues                            $266,234      $113,793       $ 3,861          $(131)       $383,757
                                                 ===================================================================
Segment operating cash flow                      $ 86,688      $ 35,284       $   205                       $122,177
Allocated amounts:
 Equity in net income (loss) of
  unconsolidated affiliates                            41                        (980)                          (939)
 Depreciation and amortization                    (12,705)       (8,341)         (165)                       (21,211)
                                                 -------------------------------------------------------------------
  Segment profit (loss)                          $ 74,024      $ 26,943       $  (940)                       100,027
                                                 ====================================
Unallocated amounts:
 Interest expense                                                                                            (12,013)
 Investment loss - SP Newsprint                                                                                 (373)
 Acquisition intangibles amortization                                                                        (21,685)
 Corporate expenses                                                                                          (16,619)
 Other                                                                                                         8,280
                                                                                                            --------
  Consolidated income from continuing operations before income taxes                                        $ 57,617
                                                                                                            ========
--------------------------------------------------------------------------------------------------------------------

     6. The following table sets forth the computation of basic and diluted earnings per share from continuing operations:


                                                 Quarter Ended July 1, 2001                Quarter Ended June 25, 2000
                                            -------------------------------------  ---------------------------------------------
                                              Income        Shares      Per Share     Income           Shares         Per Share
(In thousands, except per share amounts)    (Numerator)  (Denominator)   Amount     (Numerator)     (Denominator)      Amount
                                            -----------  -------------  ---------  -------------  -----------------  -----------
Basic EPS
Income from continuing operations
 available to common stockholders              $ 7,696         22,716   $    0.34       $17,053             24,184   $      0.71
                                                                        =========                                    ===========

Effect of dilutive securities
Stock options                                                     135                                          191
Restricted stock and other                         (17)           115                        (6)                98
                                               ----------------------                   --------------------------

Diluted EPS
Income from continuing operations
 available to common stockholders
 plus assumed conversions                      $ 7,679         22,966   $    0.33       $17,047             24,473   $      0.70
                                               ==================================       ========================================



                                                Six Months Ended July 1, 2001             Six Months Ended June 25, 2000
                                            -------------------------------------  ---------------------------------------------
                                              Income        Shares      Per Share     Income           Shares         Per Share
(In thousands, except per share amounts)    (Numerator)  (Denominator)   Amount    (Numerator)     (Denominator)       Amount
                                            ----------   ------------   ---------  ------------   ----------------   -----------

Basic EPS
Income from continuing operations
 available to common stockholders              $11,046         22,691   $    0.49       $34,320             24,920   $      1.38
                                                                        =========                                    ===========

Effect of dilutive securities
Stock options                                                     130                                          201
Restricted stock and other                         (36)           109                       (12)                95
                                               ----------------------                   --------------------------

Diluted EPS
Income from continuing operations
 available to common stockholders
 plus assumed conversions                      $11,010         22,930   $    0.48       $34,308             25,216   $      1.36
                                               ==================================       ========================================

     7.   The Company's comprehensive income consisted of the following:

                                                       Quarter Ended        Six Months Ended
                                                    --------------------  --------------------
(In thousands)                                       July 1,   June 25,    July 1,   June 25,
                                                      2001       2000       2001       2000
                                                    --------    -------   --------    -------
     Net income                                     $  7,696    $ 9,638   $ 11,046    $24,000
     Cumulative effect of adoption of SFAS
       No. 133 (net of deferred taxes)                   ---        ---      3,570        ---
     Unrealized loss on derivative contracts
       (net of deferred taxes)                       (11,601)       ---    (17,621)       ---
     Unrealized gain (loss) on equity securities
       (net of deferred taxes)                         3,918     (4,992)     3,582     (2,543)
                                                    --------    -------   --------    -------
     Comprehensive income                           $     13    $ 4,646   $    577    $21,457
                                                    ========    =======   ========    =======

     8. The Financial Accounting Standards Board has approved Statement No. 142, Goodwill and Other Intangible Assets. This Statement establishes a new accounting standard for goodwill and certain other intangible assets acquired in a business combination as well as a new method of testing those assets for impairment. It will continue to require recognition of these items as assets but amortization as currently required by APB Opinion No. 17, Intangible Assets will cease. It will also require that these assets be separately tested for impairment annually at the reporting unit level when certain indicators of impairment are present using a fair-value-based approach. Initial adoption of the provisions of this statement is required for fiscal years beginning after December 15, 2001; the Company will adopt SFAS No. 142 as of the beginning of its fiscal year 2002. The provisions of this statement will apply not only to balances arising from acquisitions completed after the issuance date of the final Statement, but also to the unamortized balances at the date of adoption. While the Company is still reviewing the new standard, it anticipates that application of the standard's provisions will reduce its amortization expense by approximately 70% in 2002 compared to that of the prior year.

     9. On June 29, 2001, the Company replaced its $1.2 billion revolving credit facility with a five-year revolving credit facility committing a syndicate of banks to lend the Company up to $1 billion. Interest rates under the facility are based on the London Interbank Offered Rate (LIBOR) plus a margin ranging from .75% to 1.75%, determined by the Company's debt to cash flow ratio (leverage ratio), as defined. Under this new facility, the Company pays facility fees on the entire commitment of the facility at a rate based on its leverage ratio. The Company's debt covenants require the maintenance of an interest coverage ratio and a leverage ratio, as defined.

          In July 2001, subsequent to the close of the second quarter, the Company filed a shelf registration for up to $600 million of public debt; no debt has been issued under this facility to date.

     10. In the third quarter of 2001, the Company has filed a shelf registration with the Securities Exchange Commission under which its subsidiaries, Media General Financial Services, Inc., Media General Communications, Inc., MG Broadcasting of Birmingham Holdings, LLC, Media General Operations, Inc., The Tribune Company Holdings, Inc., Media General Broadcasting of South Carolina Holdings, Inc., MG Broadcasting of Birmingham II, LLC, Professional Communications Systems, Inc., NES II, Inc., and Virginia Paper Manufacturing Corp. (collectively "Guarantor Subsidiaries"), may guarantee debt securities issued from the shelf under certain circumstances. These guarantees would be full and unconditional and on a joint and several basis.

         The following financial information presents condensed consolidating balance sheets, statements of operations, and statements of cash flows for the parent company, the Guarantor Subsidiaries and the Non-Guarantor Subsidiaries, together with certain eliminations. The Non-Guarantor Subsidiaries consist of Garden State Paper Company, sold in the third quarter of 2000 during its respective period of ownership.

                                                     Media General, Inc.
                                                     Condensed Consolidating Statements of Operations
                                                     Six months ended July 1, 2001
                                                     (In thousands)

                                                     Media General        Guarantor                           Media General
                                                       Corporate         Subsidiaries   Eliminations           Consolidated
                                                  ----------------------------------------------------     ---------------------
Revenues                                           $        77,481       $   464,448    $   (137,301)       $        404,628

Operating cost:
 Production                                        $             -       $   179,074    $          -        $        179,074
 Selling, general and administrative                        76,982           197,632        (137,301)                137,313
 Depreciation and amortization                               2,175            55,724               -                  57,899
                                                  --------------------------------------------------       ------------------
          Total operating costs                             79,157           432,430        (137,301)                374,286
                                                  ---------------------------------------------------      ------------------

Operating income (loss)                                     (1,676)           32,018               -                  30,342

Other income (expense):
 Interest expense                                          (26,377)              (47)              -                 (26,424)
 Investment income - unconsolidated affiliates               3,964            13,241               -                  17,205
 Investment income - consolidated affiliates                24,189                 -         (24,189)                      -
 Other, net                                                   (363)           (2,651)              -                  (3,014)
                                                  --------------------------------------------------       -----------------
          Total other income (expense)                       1,413            10,543         (24,189)                (12,233)
                                                  --------------------------------------------------       -----------------

 Income (loss) before income taxes                            (263)           42,561         (24,189)                 18,109

 Income tax expense (benefit)                              (11,309)           18,372               -                   7,063
                                                  --------------------------------------------------       -----------------

 Net income (loss)                                          11,046            24,189         (24,189)                 11,046

 Other comprehensive (loss) income (net of tax)            (14,051)            3,582               -                 (10,469)

                                                  --------------------------------------------------       -----------------
 Comprehensive income (loss)                       $        (3,005)      $    27,771    $    (24,189)       $            577
                                                  ==================================================       =================

                                                  Media General, Inc.
                                                  Condensed Consolidating Statements of Operations
                                                  Six months ended June 25, 2000
                                                  (In thousands)

                                                  Media General     Guarantor      Non-Guarantor                     Media General
                                                    Corporate      Subsidiaries    Subsidiaries    Eliminations      Consolidated
                                                  ---------------------------------------------------------------  ---------------

Revenues                                          $     53,510     $   424,257     $       -       $  (94,010)     $     383,757

Operating costs:
 Production                                                  -         159,886             -                -            159,886
 Selling, general and administrative                    59,285         154,690             -          (94,010)           119,965
 Depreciation and amortization                           1,787          42,897             -                -             44,684
                                                  ------------------------------------------------------------     -------------
          Total operating costs                         61,072         357,473             -          (94,010)           324,535
                                                  ------------------------------------------------------------     -------------

Operating income (loss)                                 (7,562)         66,784             -                -             59,222

Other income (expense):
 Interest expense                                      (11,944)            (69)            -                -            (12,013)
 Investment income (loss) - unconsolidated
          affiliates                                      (939)           (373)            -                -             (1,312)
 Investment income - consolidated affiliates            37,775               -             -          (37,775)                 -
 Other, net                                              8,628           3,092             -                -             11,720
                                                  ------------------------------------------------------------     -------------
          Total other income (expense)                  33,520           2,650             -          (37,775)            (1,605)
                                                  ------------------------------------------------------------     -------------

Income (loss) before income taxes                       25,958          69,434             -          (37,775)            57,617

Income tax expense (benefit)                            (4,012)         27,309             -                -             23,297
                                                  ------------------------------------------------------------     -------------

Income (loss) from continuing operations                29,970          42,125             -          (37,775)            34,320

Discontinued operations:
 Loss from discontinued operations (net of tax)              -               -        (4,350)               -             (4,350)
 Loss on disposition of discontinued
     operations (net of tax)                            (5,970)              -             -                -             (5,970)
                                                  ------------------------------------------------------------     -------------

Net income (loss)                                       24,000          42,125        (4,350)         (37,775)            24,000

 Other comprehensive income loss (net of tax)           (2,543)              -             -                -             (2,543)

                                                  ------------------------------------------------------------     -------------
Comprehensive income (loss)                       $     21,457     $    42,125     $  (4,350)      $  (37,775)     $      21,457
                                                  ============================================================     =============

                                                        Media General, Inc.
                                                        Condensed Consolidating Balance Sheets
                                                        As of July 1, 2001
                                                        (In thousands)

                                                        Media General         Guarantor                               Media General
                                                          Corporate          Subsidiaries         Eliminations         Consolidated
                                                        ----------------------------------------------------------------------------
ASSETS
Current Assets:
 Cash and cash equivalents                              $    (2,247)        $     3,607          $      6,917           $     8,277
 Accounts receivable, net                                         -             104,717                     -               104,717
 Inventories                                                      5               7,675                     -                 7,680
 Other                                                       39,509              51,127               (61,847)               28,789
                                                        ---------------------------------------------------------------------------
          Total current assets                               37,267             167,126               (54,930)              149,463
                                                        ---------------------------------------------------------------------------

Investments in unconsolidated affiliates                     11,271             100,598                     -               111,869
Investments in and advances to subsidiaries               2,004,142             560,593            (2,564,735)                    -
Other assets                                                 34,557              35,582                     -                70,139
Property, plant and equipment, net                           16,379             360,084                     -               376,463
Excess of cost over fair value of net identifiable
 assets of acquired businesses, net                               -             946,166                     -               946,166
FCC licenses and other intangibles, net                           -             882,452                     -               882,452
                                                        ---------------------------------------------------------------------------
          Total assets                                  $ 2,103,616         $ 3,052,601          $ (2,619,665)          $ 2,536,552
                                                        ===========================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                       $       194         $    13,569          $      5,013           $    18,776
 Accrued expenses and other liabilities                      58,865              73,249               (59,950)               72,164
                                                        ---------------------------------------------------------------------------
          Total current liabilities                          59,059              86,818               (54,937)               90,940
                                                        ---------------------------------------------------------------------------

Long-term debt                                              796,038                 926                     -               796,964
Deferred income taxes                                       (37,049)            388,685                     -               351,636
Other liabilities and deferred credits                      115,872              11,343                     -               127,215

Stockholders' equity
 Common stock                                               114,771               4,872                (4,872)              114,771
 Additional paid-in capital                                   9,167           2,023,815            (2,023,815)                9,167
 Accumulated other comprehensive income (loss)              (14,051)                101                     -               (13,950)
 Unearned compensation                                       (7,414)                  -                     -                (7,414)
 Retained earnings                                        1,067,223             536,041              (536,041)            1,067,223
                                                        ---------------------------------------------------------------------------
          Total stockholders' equity                      1,169,696           2,564,829            (2,564,728)            1,169,797
                                                        ---------------------------------------------------------------------------

                                                        ---------------------------------------------------------------------------
          Total liabilities and stockholders' equity    $ 2,103,616         $ 3,052,601          $ (2,619,665)          $ 2,536,552
                                                        ===========================================================================

                                                          Media General, Inc.
                                                          Condensed Consolidating Balance Sheets
                                                          As of June 25, 2000
                                                          (In thousands)

                                                          Media General     Guarantor     Non-Guarantor                Media General
                                                            Corporate      Subsidiaries   Subsidiaries   Eliminations  Consolidated
                                                         --------------------------------------------------------------------------
 ASSETS
 Current Assets:
     Cash and cash equivalents                           $    (4,202)    $     6,108     $        9    $     10,342   $    12,257
     Accounts receivable, net                                      -         109,346         15,805            (141)      125,010
     Inventories                                                   3           5,739          7,751            (150)       13,343
     Other                                                    28,859          55,072          1,554         (51,518)       33,967
                                                         ------------------------------------------------------------------------
            Total current assets                              24,660         176,265         25,119         (41,467)      184,577
                                                         ------------------------------------------------------------------------

 Investments in unconsolidated affiliates                     10,142          73,576              -               -        83,718
 Investments in and advances to subsidiaries               1,886,107         407,192          5,869      (2,299,168)            -
 Other assets                                                 45,815          11,584             52               -        57,451
 Property, plant and equipment, net                           11,458         366,370         67,173               -       445,001
 Excess of cost over fair value of net identifiable
     assets of acquired businesses, net                            -         761,216              -               -       761,216
 FCC licenses and other intangibles, net                           -         912,453              -               -       912,453
                                                         ------------------------------------------------------------------------
            TOTAL ASSETS                                 $ 1,978,182     $ 2,708,656     $   98,213    $ (2,340,635)  $ 2,444,416
                                                         ========================================================================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
     Accounts payable                                    $       713     $    13,199     $    6,067    $     10,196   $    30,175
     Accrued expenses and other liabilities                   78,619          63,057          3,570         (51,518)       93,728
                                                         ------------------------------------------------------------------------
            Total current liabilities                         79,332          76,256          9,637         (41,322)      123,903
                                                         ------------------------------------------------------------------------

 Long-term debt                                              623,000           1,224         20,000               -       644,224
 Deferred income taxes                                       (24,593)        373,931         11,407               -       360,745
 Other liabilities and deferred credits                       91,718          13,878          1,223               -       106,819

 Stockholders' equity
     Common stock                                            119,093           9,323          5,000         (14,323)      119,093
     Additional paid-in capital                                    -       1,763,791            340      (1,764,131)            -
     Accumulated other comprehensive income                    4,848               -              -               -         4,848
     Unearned compensation                                    (2,567)              -              -               -        (2,567)
     Retained earnings                                     1,087,351         470,253         50,606        (520,859)    1,087,351
                                                         ------------------------------------------------------------------------
            Total stockholders' equity                     1,208,725       2,243,367         55,946      (2,299,313)    1,208,725
                                                         ------------------------------------------------------------------------

                                                         ------------------------------------------------------------------------
            Total liabilities and stockholders' equity   $ 1,978,182     $ 2,708,656     $   98,213    $ (2,340,635)  $ 2,444,416
                                                         ========================================================================

                                                              Media General, Inc.
                                                              Condensed Consolidating Statements of Cash Flows
                                                              Six months ended July 1, 2001
                                                              (In thousands)

                                                              Media General       Guarantor                        Media General
                                                                Corporate        Subsidiaries     Eliminations     Consolidated
                                                           ----------------------------------------------------  -------------------
Cash flows from operating activities:
     Net cash provided (used) by operating
          activities*                                          $ 44,064          $ 18,889         $ (2,592)              $ 60,361

Cash flows from investing activities:
     Capital expenditures                                        (4,335)          (16,875)               -                (21,210)
     Purchase of business                                          (943)                -                -                   (943)
     Other, net                                                   4,049            (4,546)               -                   (497)
                                                           ------------------------------------------------    -------------------
Net cash used by investing activities                            (1,229)          (21,421)               -                (22,650)

Cash flows from financing activities:
     Increase in debt                                           908,000                 -                -                908,000
     Repayment of debt                                         (933,000)             (174)               -               (933,174)
     Debt issuance costs                                         (9,177)                -                -                 (9,177)
     Stock repurchase                                            (2,120)                -                -                 (2,120)
     Cash dividends paid                                         (7,798)                -                -                 (7,798)
     Other, net                                                   4,431                 -                -                  4,431
                                                           ------------------------------------------------    -------------------
Net cash used by financing activities                           (39,664)             (174)               -                (39,838)
                                                           ------------------------------------------------    -------------------

Net increase (decrease) in cash and cash equivalents              3,171            (2,706)          (2,592)                (2,127)
     Cash and cash equivalents at beginning of year              (5,418)            6,313            9,509                 10,404
                                                           ------------------------------------------------    -------------------
     Cash and cash equivalents at end of period                $ (2,247)          $ 3,607          $ 6,917                $ 8,277
                                                           ================================================    ===================

     * Cash is managed on a centralized basis by Media General Corporate; cash transferred from the subsidiaries are included in the caption "Net cash provided (used) by operating activities".

                                                          Media General, Inc.
                                                          Condensed Consolidating Statements of Cash Flows
                                                          Six months ended June 25, 2000
                                                          (In thousands)

                                                          Media General   Guarantor    Non-Guarantor                   Media General
                                                            Corporate   Subsidiaries    Subsidiaries   Eliminations    Consolidated
                                                         --------------------------------------------------------------------------
Cash flows from operating activities:
     Net cash (used) provided by operating
         activities*                                       $ (461,236)     $ 17,523        $ 4,294       $ 1,545        $ (437,874)

Cash flows from investing activities:
     Capital expenditures                                      (2,469)      (16,450)        (4,296)            -           (23,215)
     Proceeds from maturity of short-term investments         390,748             -              -             -           390,748
     Purchases of businesses                                 (620,463)            -              -             -          (620,463)
     Proceeds from disposition of Cable operations             10,063             -              -             -            10,063
     Other, net                                                (3,455)           77              -             -            (3,378)
                                                         --------------------------------------------------------    -------------
Net cash used by investing activities                        (225,576)      (16,373)        (4,296)            -          (246,245)

Cash flows from financing activities:
     Increase in debt                                         638,000             -              -             -           638,000
     Repayment of debt                                        (54,000)         (164)             -             -           (54,164)
     Stock repurchase                                        (136,520)            -              -             -          (136,520)
     Cash dividends paid                                       (7,947)            -              -             -            (7,947)
     Other, net                                                 1,709             -              -             -             1,709
                                                         --------------------------------------------------------    -------------
Net cash provided (used) by financing activities              441,242          (164)             -             -           441,078
                                                         --------------------------------------------------------    -------------

Net (decrease) increase in cash and cash equivalents         (245,570)          986             (2)        1,545          (243,041)
     Cash and cash equivalents at beginning of year           241,368         5,122             11         8,797           255,298
                                                         --------------------------------------------------------    -------------
     Cash and cash equivalents at end of period            $   (4,202)     $  6,108        $     9       $10,342        $   12,257
                                                         ========================================================    =============

     * Cash is managed on a centralized basis by Media General Corporate; cash transferred from the subsidiaries are included in the caption "Net cash
       (used) provided by operating activities".

                                      10